                                                                   EXHIBIT 10.1


                            SECOND ADDENDUM TO
                   DEBT CONVERSION AND FUNDING AGREEMENT

         This Second Addendum to Debt Conversion and Funding Agreement ("2nd Addendum") shall memorialize in writing the subsequent modifications and adjustments made to that certain Debt Conversion and Funding
Agreement dated September 30, 2004 and the Addendum to Debt Conversion and Funding Agreement ("1st Addendum") and is between ERF Wireless, Inc., a Nevada corporation, ("ERFW"), Eagle R. F. International, Inc., a Texas corporation ("Company"), and Pauline Trust, Carson Family Trust, HC1 Trust, Leopard Family Trust, Jauquine Trust and Bailey Trust (collectively, the "Investors").

         WHEREAS, the Company desires to raise additional capital from the Investors;

         WHEREAS, the Investors desire to make additional cash investments from time to time for shares of ERFW's Series A Convertible Preferred Stock;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The parties have fully performed their respective obligations under the Debt Conversion and Funding Agreement dated September 30, 2004 and 1st Addendum and now desire to supplement those agreements by this 2nd Addendum to allow the Investors to purchase additional shares of ERFW's Series A Convertible Preferred Stock on similar terms and conditions.

2. From time to time, the Investors agree to deliver up to $750,000 in additional funds to ERFW in exchange for additional Securities.

3. ERFW shall issue the Investors one (1) share of its Series A Convertible Preferred Stock for every One Dollar Fifty Cents ($1.50) invested on or before December 31, 2005. For example, the Investors shall receive an additional 500,000 shares of ERFW's Series A for an investment of $750,000.

4. The Investor understands and agrees that all securities will be issued with a restrictive legend to the effect that: "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

5. Private Transaction

         A. PRIVATE TRANSACTION. Investors and ERFW understand each that the sale and exchange of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and a willing buyer without the use or reliance upon a broker, distribution or securities underwriter.

         B. PURCHASE FOR INVESTMENT. Investors are not underwriters of, or dealers in the securities to be exchanged hereunder. Further, each Investor is acquiring the securities for investment purposes and not with a view to resell the securities.

         C. INVESTMENT RISK. Because of each Investor's financial position and other factors, the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that each Investor may lose its entire investment in the securities.

         D. ACCESS TO INFORMATION. Each Investor and each Investor's advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the exchange contemplated herein.

6. Representations and Warranties of Each Investor

Each Investor hereby covenants with, represents, and warrants that:

         A. ABILITY. This Agreement has been duly executed and delivered by each Investor and constitutes a binding, and enforceable obligation of the Investor;

         B. THIRD PARTY CONSENT. No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by the Investor in connection with the execution, delivery, or performance of this Agreement;

         C. LITIGATION. Investor is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state or federal government, including but not limited to the United States, or any department, board, body or agency thereof;

7. Miscellaneous

         A. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

         B. SEVERABILITY. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

         C. ASSIGNMENT. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators and successors.

         D. APPLICABLE LAW. This Agreement has been negotiated and is being contracted for in the United States, State of Texas, it shall be governed by the laws of the United States, State of Texas, notwithstanding any conflict-of-law provision to the contrary.

         E. ATTORNEY'S FEES. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

         F. NO THIRD PARTY BENEFICIARY. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or because of this Agreement, unless this Agreement specifically states such intent.

         G. COUNTERPARTS. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

         H. FURTHER ASSURANCES. At any time, and from time to time after the debt for equity swap, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

         I. AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. A writing signed by all parties hereto may amend this Agreement.

         J. HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         K. FACSIMILE. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of July 1, 2005.

"ERFW"
ERF WIRELESS, INC., A NEVADA CORPORATION


By: /S/ R. GREG SMITH
    --------------------------
Name: R. Greg Smith
Title: Chief Executive Officer


Persons referred to above as "Investors"
PAULINE TRUST


By: /S/ SAMMY FLESCHLER
    --------------------------
Name: Sammy Fleschler
Title: Trustee


CARSON FAMILY TRUST


By: /S/ SAMMY FLESCHLER
    --------------------------
Name: Sammy Fleschler
Title: Trustee


HC1 TRUST


By: /S/ SAMMY FLESCHLER
    --------------------------
Name: Sammy Fleschler
Title: Trustee


LEOPARD FAMILY TRUST


By: /S/ SAMMY FLESCHLER
    --------------------------
Name: Sammy Fleschler
Title: Trustee


JAUQUINE TRUST


By: /S/ SAMMY FLESCHLER
    --------------------------
Name: Sammy Fleschler
Title: Trustee


BAILEY TRUST


By: /S/ H. DEAN CUBLEY
    --------------------------
Name: H. Dean Cubley


                                      -3-